Filed pursuant to Rule 497

File Nos. 333-119022 and 811-21634

ACCESS ONE TRUST

Supplement dated November 23, 2010

to the Full Prospectus dated February 28, 2010 (the “Prospectus”)

Effective December 1, 2010, the table under the heading “Transaction Cut-Off Times” in the “Shareholder Services Guide” section of the Prospectus will be replaced with the following table:

Method	Normal Cut-Off Time (Eastern Time)*	Additional Transaction Information (Eastern Time)*

By Mail	4:00 p.m.

By Telephone, Wire, Internet and Interactive Voice Response System (“IVR”)	3:00 p.m.	The Funds accept all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.

*	On certain days before or after a NYSE holiday, SIFMA may recommend that the bond markets close early. On such days, the Funds will cease taking transactions 2 hours prior to the close of the open auction of the 30-year U.S. Treasury Bond futures. On most such days the open auction 30-year U.S. Treasury Bond futures close at 1:00 p.m. ET, which would result in an 11:00 a.m. ET Fund cut-off time.